                                                                 Exhibit 10.1(b)
                   List of Contents of Exhibits and Schedules

                      to the Capitol Transamerica Agreement

          Exhibits                         Description
             A          Employment Agreement
             B          List of Company SEC Documents
             C          Required Insurance Related Consents and Approvals
             D          Company Interim Operations
             E          Form of Legal Opinion of Counsel to the Company

         Schedules                         Description
           3.3(b)       Company Stock Options
            4.1         Corporate Existence and Power
            4.4         Non-Contravention
           4.6(a)       Subsidiaries
           4.6(b)       Company Insurance Subsidiaries and Insurance Licenses,
                        Authorizations and Other Approvals
            4.7         Company SEC Documents
           4.9(a)       Agency Agreements
           4.9(b)       Insurance Contracts
           4.9(c)       Managing General Agency Contracts
            4.12        Absence of Certain Changes
            4.13        Interests of Directors and Officers
            4.14        Intellectual Property
            4.15        Contracts
            4.16        Litigation
            4.17        Tax Matters
            4.18        Officers, Directors and Key Employees
            4.19        Employees and Employee Benefits
            4.20        Investment Securities
            4.21        Compliance with Laws
          4.22(b)       Underwriting Management and/or Administration Agreements
          4.22(c)       Reinsurance and Retrocession
            4.26        Real Property
            4.28        Insurance Ratings
            4.29        Operation of OMV Business
            7.1         Indemnification, Exculpation and Insurance